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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 29, 2006

                             FOX CHASE BANCORP, INC.
                             -----------------------
             (Exact Name of Registrant as Specified in Its Charter)

         UNITED STATES                  1-32971           TO BE APPLIED FOR
         -------------                  -------           -----------------
(State or other jurisdiction of       (Commission          (IRS Employer
incorporation or organization)        File Number)        Identification No.)

                4390 DAVISVILLE ROAD, HATBORO, PENNSYLVANIA 19040
                -------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (215) 682-7400
                                 --------------
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
                                 --------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01       ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
                ------------------------------------------

         On September 29, 2006, Fox Chase Bancorp, Inc. (the "Company") and its wholly owned subsidiary, Fox Chase Bank (the "Bank"), each executed (i) three-year employment agreements with Thomas M. Petro, President and Chief Executive Officer of the Company and the Bank, and Jerry D. Holbrook, Executive Vice President and Chief Financial Officer of the Company and the Bank and (ii) two-year employment agreements with David C. Kowalek, Executive Vice President and Chief Credit Officer of the Bank, Keiron G. Lynch, Executive Vice President and Chief Administrative Officer of the Bank and James V. Shermerhorn, Executive Vice President and Chief Lending Officer of the Bank. The material terms of the employment agreements were previously disclosed in the Company's Registration Statement on Form S-1 (File No. 333-134160) (the "Registration Statement") and forms of the employment agreements were filed as Exhibits 10.4 and 10.5, respectively, to the Registration Statement.

         Additionally, on September 29, 2006, the Bank executed a two-year change in control agreement with Richard J. Fuchs, Executive Vice President of Retail Lending of the Bank. The material terms of the change in control agreement were previously disclosed in the Company's Registration Statement and a form of change in control agreement was filed as Exhibit 10.8 to the Registration Statement.

         Also on September 29, 2006, the Bank's amended and restated employee severance compensation plan became effective. The material terms of the employee severance compensation plan were previously disclosed in the Registration Statement and a form of the plan was filed as Exhibit 10.10 to the Registration Statement.

ITEM 3.02       UNREGISTERED SALES OF EQUITY SECURITIES
                ---------------------------------------

         On September 29, 2006, the Bank completed its mutual holding company reorganization and the Company completed its initial public offering. In connection with the reorganization and public offering, the Bank formed Fox Chase MHC (the "MHC") as a federally chartered mutual holding company and the Company issued 8,148,915 shares of unregistered common stock, or 55.5% of the Company's outstanding shares of common stock, to the MHC. The Company received from the MHC 100 shares of the Bank's common stock, representing 100% of the Bank's outstanding common stock, par value $1.00 per share, in exchange for the common stock of the Company. The shares issued to the MHC were issued pursuant to the exemption from registration set forth under Section 4(2) of the Securities Act of 1933, as amended.

ITEM 8.01       OTHER EVENTS
                ------------

         On September 29, 2006, the Company announced that the Bank completed its mutual holding company reorganization and the Company completed its initial public offering. In connection with the reorganization and public offering, the Bank formed the MHC as a federally chartered mutual holding company. A total of 6,395,835 shares of common stock, representing 43.6% of the Company's outstanding shares of common stock, were sold in the offering at the price of $10.00 per share. In addition, $150,000 and 135,000 shares, representing 0.9% of the Company's outstanding shares of common stock, were contributed to Fox Chase Bank Charitable Foundation and 8,148,915 shares, representing 55.5% of the Company's outstanding shares of common stock, were issued to the MHC. For more information, reference is made to the Company's press release dated September 29, 2006, a copy of which is attached to this Report as Exhibit 99.1 and is incorporated herein by reference.


ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS
                ---------------------------------


         (d)    Exhibits

                Number            Description
                ------            -----------

                99.1              Press Release dated September 29, 2006


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.




Date: October 4, 2006                  By: /s/ Thomas M. Petro
                                           -------------------------------------
                                           Thomas M. Petro
                                           President and Chief Executive Officer